UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2025
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 23, 2025, the Board of Directors (the “Board”) of Caesars Entertainment, Inc. (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”). The Bylaws became effective immediately upon approval by the Board.

Section 1 and Section 2 of Article I of the Bylaws were amended primarily to clarify the deadline for stockholders to provide timely notice of their intentions to bring business or director nominations at a meeting of stockholders. As amended, proposals and director nominations of stockholders intended to be considered at the next annual meeting of stockholders, other than by means of inclusion in the Company’s proxy statement and form of proxy card under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received at the Company’s principal executive offices not less than forty-five (45) days nor more than seventy-five (75) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting; provided, however, that in the event that an annual meeting is called for a date that is more than thirty (30) days before or sixty (60) days after the anniversary date of the previous year’s annual meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public announcement of the date of the annual meeting was made, whichever first occurs.

In addition, Section 1 and Section 2 of Article I of the Bylaws were amended to expand upon the informational requirements required in a proposing stockholder’s notice required to bring business or director nominations at a meeting of stockholders, including to require (i) information not only from the proposing stockholder, but also from beneficial owners, if any, on whose behalf such proposals or nominations are made and their respective affiliates; (ii) a description of any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction or series of transactions engaged in by such person, or any agreement, arrangement or understanding to which such person is a party, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company; (iii) all other information required for the solicitation of proxies under the federal proxy rules and regulations; (iv) the full text of any business proposal and any resolutions proposed for consideration, (v) disclosure of all material relationships, agreements, arrangements, or understandings between such person and any person(s) pursuant to which such proposals or nominations are being made, and any material interest of such person, in such proposals or nominations, including any anticipated benefit therefrom to such person, and (vi) any notice of director nomination to be accompanied by a written and signed questionnaire by each proposed nominee with respect to his or her background and qualifications and a written representation that such proposed nominee will (1) not become party to certain agreements, arrangements or understandings, (2) comply with the Company’s policies applicable to directors, if elected, (3) make such other acknowledgments, enter into such agreements and provide such information as the Board requires of all directors and (4) consent to being named as a nominee in any proxy statement relating to the meeting immediately following the submission of the notice by the proposing stockholder. Section 1 and Section 2 of Article I of the Bylaws were further amended to require each proposed nominee to furnish such other information reasonably requested by the Board to assess the independence of the individual, require the proposing stockholder to update all such information as of the record date for the stockholder’s meeting and prior to the meeting date, permit the Board to determine in good faith whether a proposing stockholder has complied with the foregoing advance notice requirements, or such business may not be presented at the meeting, and eliminate the ability of a proposing stockholder to designate substitute nominees for election to the Board after the advance notice deadlines prescribed in the Bylaws.

Other amendments to the Bylaws modify certain indemnification provisions to (x) clarify that the indemnification rights provided in the Bylaws are not exclusive, (y) expressly provide for the indemnification of an indemnitee’s actual and reasonably incurred witness expenses and (z) authorize the Company to purchase and maintain insurance on behalf of its former directors, officers, employees, agents or other persons who served at the request of the Company rather than just persons currently in these roles.

The Bylaws also reflect recent amendments to the DGCL, including, without limitation, to eliminate the requirement that the Company’s stock list be made available at a meeting of the Company’s stockholders as permitted by Section 219 of the DGCL and also include certain technical, conforming, modernizing or clarifying changes.

The foregoing description of the Bylaws is a summary, does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated Bylaws, which is being filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Caesars Entertainment, Inc., effective July 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	July 25, 2025	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary